Investor Update Third Quarter 2019

Forward-Looking Statements; Use of Non-GAAP Financial Measures Forward Looking Information These materials include “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations regarding future events or determinations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, industry results or regulatory outcomes to differ materially from those expressed or implied by such forward-looking statements. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about future financial and operating results. Actual results and outcomes may differ materially from those presented, either expressed or implied, in the presentation. Important risk factors that may cause such material differences include, but are not limited to, the Bank’s ability to meet operating leverage goals; the rate of change of interest sensitive assets and liabilities relative to changes in benchmark interest rates; the ability of the Bank to upgrade its core deposit system and implement new digital product in order to remain competitive; risks associated with information security, such as systems breaches and failures; and legislative, regulatory and economic developments. These risks, as well as other factors, are discussed in the Bank’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (https://www.sec.gov/). In addition, you may obtain documents filed with the SEC by the Bank free of charge by contacting: Investor Relations, Zions Bancorporation, N.A., One South Main Street, 11th Floor, Salt Lake City, Utah 84133, (801) 844-7637. Except as required by law, Zions Bancorporation, N.A. specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments. Use of Non-GAAP Financial Measures: This document contains several references to non-GAAP measures, including pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A full reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation. 2

The Big Picture: Zions Is A Collection of Community Banks Local decision-making and top-notch service separates Zions from peers ▪ Strategic local “ownership” of Zions Markets market opportunities and Bank Headquarters Deposits % of Total Zions Bank Salt Lake City $15B 28% challenges Amegy Houston $11B 21% CB&T San Diego $11B 21% ▪ Superior local customer access to NB│AZ Phoenix $5B 9% NSB Las Vegas $4B 8% bank decision makers relative to big Vectra Denver $3B 5% national banks Commerce Seattle $1B 2% Other1 Salt Lake City $2B 5% ▪ Footprint (by deposit market share) Zions Bancorporation Salt Lake City $54B 100% is located in high growth markets Financial Highlights Key Metrics 2Q19A3 Listing NASDAQ: ZION Market Capitalization (as of 9/6/19) $7.0B Total Assets $70.1B Total Loans $48.1B Total Deposits $54.3B Common Equity Tier 1 Capital $6.0B Common Equity Tier 1 Capital Ratio 10.8% Zions Bancorp. Rating (S&P/Fitch/Kroll)2 BBB+/BBB/A- Rating Outlook (S&P/Fitch/Kroll)2 Stable/+/Stable Source: SNL Financial/S&P Global. Totals may not sum due to rounding. 3 1 Represents primarily brokered deposits. 2 Represents long-term debt / senior debt issuer rating. 3 Financial data as of 30-Jun-2019, except market cap, which is adjusted for 3Q19 share repurchases.

The Big Picture: Zions Receives National and Local Recognition for Excellence Affiliates have strong brands in their markets ▪ One of only six banks to have averaged 15 Greenwich Excellence Awards since 2009 (survey inception) ▪ Top team of women bankers (2015, 2016, 2017, 2018)1 ▪ California Bank & Trust consistently voted Best Bank in San Diego and Orange Counties2 ▪ National Bank of Arizona consistently voted #1 Bank in Arizona3 ▪ Nevada State Bank voted #1 Bank in Nevada4 ▪ Zions Bank voted Best of State 2019: Business Services – Banking and Community Development – Large Business ▪ Zions Bancorporation Ranked #35 on Forbes 2019 America’s Best Banks 4 1 www.americanbanker.com/news/women-in-banking-top-teams-2018-zions-bancorp; 2 The San Diego Union-Tribune 4 1. One of five winning teams, 2015, Zions Bank; 2. exim.gov, April 24, 2014; 3.Readers of the San Diego Union-Tribune, (annually #1 from 2011-2018) and Orange County Register (annually #1 from 2014-2018); 3 Fifteen annual occurrences, August 2015, for 5 years; Orange County Register, for two years in a row; 4.Ranking Arizona, 2015 Ranking Arizona Magazine; 4 Las Vegas Review-Journal, Reno Magazine, Elko Daily Free Press

The Big Picture: Zions is a Leader in Small Business Lending

Zions punches above its weight



Commercial Loans sized $100k - $1M
($ billion)
$30
$25
$20
$15
$10
$5
$0
WFC
BAC
JPM
USB
BBT
BMO-US
PNC
MTB
ZION
SNV
RF
HBAN
PBCT
CFG
KEY
FNB
STI
HWC
CMA
FITB
FHN
IBKC
C
EWBC
MUFG-US
BOKF
ASB
FRC
WTFC
ALLY
Five largest U.S. banks



Commercial Loans sized $100k - $1M
as a percent of total commercial loans
30%
25%
20%
15%
10%
5%
0%
FNB
HWC
SNV
PBCT
ZION
BMO-US
BBT
IBKC
WTFC
HBAN
MTB
FHN
RF
WFC
USB
KEY
JPM
ASB
BAC
CMA
EWBC
BOKF
STI
PNC
CFG
FITB
MUFG-US
FRC
C
ALLY

Note: Call report data via SNL Financial/S&P Global, as of 1Q18; peer group shown different than typical peer group in order to show the position of the largest U.S. banks

5

ZIONS BANCORPORATION

Loan Growth Moderate to strong loan growth achieved in certain targeted growth categories Year-over-Year Loan Balance Growth Year over year: Total Loans: +7% ▪ Note: circle size indicates Loan growth predominantly in 60% relative proportion of loan Municipal, Residential Mortgage portfolio as of 2Q19 (1-4 Family), Term CRE, Owner Other, 50% Municipal, Occupied and C&I 45% 48% 40% Over the next four quarters, we expect moderate total loan growth, driven 30% C&D, by: 18% 1-4 Family, Term CRE C&I (ex-O&G), ▪ Owner 8% Moderate to strong growth in 1-4 20% (ex-NRE), 4% Family, Municipal, C&I and O&G, Occupied, 7% 8% Owner-Occupied loans 10% 12% ▪ Stable to moderate growth in oil Home 0% and gas and CRE Equity, 4% -10% National Real Estate, Growth Growth Year Rate:over Year -20% -7% -30% $0 $5 $10 $15 Size of the Portfolio, in billions of dollars Note: National Real Estate (NRE) is a line of business of Zions Bank (a division of Zions Bancorporation, N.A.) 6 with a focus on small business loans with low LTV ratios, which generally are consistent with SBA 504 program parameters. “Other” loans includes certain consumer loans such as credit cards and homeowner construction.

Risk Total Global, Financial/S&P as of data SNL 2Q19. Source: capital III Regulatory Baselfor2Q19. Note: ratios are Capital: Operating From a Position of Strength slightly median peer above Capitalratiosare strong relativeto activelypeers;capitalmanaging ratioslower to - Based Capital for Zions at 2Q19 was 13.0% Based Capital forZions at 2Q19 EWBC 12.5% ZION - 2Q18 12.2% Common Equity Tier 1 Capital Ratio BOKF 10.8% ZION 10.8% As of 2Q19: As Peer of 2Q19: Median 10.0% CFG 10.5% IBKC 10.4% BBT 10.3% CMA 10.2% FRC 10.2% ASB 10.1% PBCT 10.0% RF 9.9% HBAN 9.9% MTB 9.8% KEY 9.6% SNV 9.6% FITB 9.6% FHN 9.3% WTFC 9.2% STI 9.2% Capital 1 Risk Tier 1 CapitalTier Equity Common Ratio ▪ ▪ ▪ Capital Ratios Compared to Peers applicable applicable shareholdersto common in 2Q19 distributed percentagea as net of earnings More than 175%: dividend for thirdthe quarter 2019 of $0.34: quarter 2019 of approved share common repurchase for thirdthe Up to $275million: - Based Zions’ per shareZions’ approved quarterly 11.8% 10.8% ZION Zions’ common capital commonZions’ Zions’ board board Zions’ Rank 3 3 rd rd 7

Decade-Long Risk Profile Improvement

Since the recession, Zions has addressed the following:

More Recent ↑ / ↓ Older

Concern	Mitigation
Negative/Low Profitability	✓ Improved ROA to levels approximately in line with peers ✓ Efficiency Ratio improved to 59.6% (2018) from 73.5% (2014)
Energy Losses and Cloudy Credit Outlook	✓ Healthy credit metrics due to (1) improved concentration limits and (2) less exposure to oilfield services
"Seasoning" of Risk Management Infrastructure	✓ Consolidation of risk and credit functions across the enterprise ✓ Risk Management best practices have permeated the culture for several years
Regulatory CCAR Pass/Fail Compliance	✓ No qualitative fails in the CCAR process, ever ✓ Post-stress CET1 ratio stronger than CCAR median [1]
On-Balance Sheet Liquidity	✓ Eliminated CDOs, reduced construction loans, added mortgage loans, government agency MBS ✓ Reduced loan to deposit ratio from more than 100% (pro forma for the Lockhart off-balance sheet vehicle) to the mid-80s percent range
Simplify Processes	✓ Reduced risk through simplified business model and structure, charter consolidation, merger of holding co. ✓ Improved mortgage, retail loan and business banking loan processes ✓ Strengthened management information capabilities with enhanced management information systems (e.g. dashboards)
Board Engagement	✓ Five new board members since 2014 ✓ Robust banking and risk management experience
Low Capital	✓ Increased CET1 ratio to >10% from <6%
High Loan Losses	✓ Reduced credit losses by more than 90% since 2008 recession, sustainable at levels lower than peers ✓ Individual loan underwriting not the issue: enhanced concentration risk management
High Concentration in CRE, C&D & CDOs	✓ Reduced total concentration in CRE relative to capital by more than 50% since 2007 ✓ Constr. & Land Dev. reduced to less than 0.5x CET1 from 2.7x in 2007; Eliminated CDO exposure.

[1] Beginning in 2018, Zions was no longer included in CCAR results as published by the Federal Reserve. However, Zions continues to conduct full-scope annual stress testing using scenarios that are generally consistent with the macro stresses experienced in 2008-2010, and the results are published at zionsbancorporation.com

8

ZIONS BANCORPORATION

Credit Quality Exceptional and solid credit quality ▪ Key Credit Metrics: Credit Quality Ratios ▪ Classified loans (1.6% of loans) 4.00% ▪ Declined 19% from the prior year ▪ Increased 6% from the prior qtr 3.50% (1) ▪ NPAs+90 (0.5% of loans + OREO) 3.00% ▪ Declined 29% from the prior year ▪ Increased 7% from prior qtr 2.50% ▪ Annualized net loan losses of: 2.00% ▪ 0.12% in 2Q19 1.50% ▪ 0.01% net charge-offs over the last 12 months 1.00% 0.50% ▪ Allowance for credit losses Trailing 12 month net loan charge-offs/loans: 0.01% ▪ 116 basis points of total loans and leases 0.00% ▪ 2.3x coverage of NPAs up from 1.6x coverage a year ago -0.50% 4Q14 4Q15 4Q16 4Q17 2Q18 3Q18 4Q18 1Q19 2Q19 ▪ 0.7x of classified loans compared with 0.6x a year ago NCOs / Loans (ann.) Classified / Loans NPAs +90/ Loans + OREO ACL / Loans (1) Nonperforming assets plus loans that were ≥ 90 days past due. 9 Note: Net Charge-offs/Loans ratio is annualized for all periods shown

Credit Quality

Continue to be a positive outlier in the future due to benefits of upgraded risk management practices


NPAs+90DPD / Loans+OREO
Last 12 Months Average
Zions at 2Q19: 0.64%
2.13%
2.00%
1.50%
1.00%
0.50%
0.00%
FRC
EWBC
SNV
BBT
CMA
STI
PBCT
FITB
ZION
HBAN
WTFC
CFG
KEY
FHN
ASB
IBKC
BOKF
RF
FNB
MTB
HWC


NCOs / Average Loans
Last 12 Months Average
2.00%
1.50%
1.00%
0.50%
0.00%
CMA
FRC
ZION
PBCT
FHN
EWBC
MTB
IBKC
ASB
WTFC
BOKF
SNV
FNB
STI
HBAN
KEY
HWC
CFG
FITB
BBT
RF


Average Annual NCOs / Loans
1990 - 2018
Approximately one half of Zions' historical losses were attributable to construction and land development loans, which concentration has been greatly reduced
2.00%
1.50%
1.00%
0.50%
0.00%
FRC
PBCT
IBKC
BOKF
MTB
WTFC
FNB
HWC
EWBC
ASB
ZION
CMA
BBT
CFG
STI
RF
HBAN
FITB
KEY
FHN
SNV

Source: SNL Financial/S&P Global, data as of 2Q19. Average NCOs/Loans calculated averaging the NCOs/Loans each year through 2018. Note: Survivorship bias: some banks that may have been included in Zions' peer group have been excluded due to their failed or merged status.

10
ZIONS BANCORPORATION

their failed or merged status. failed their merged or to due excluded havebeen in included group Zions’ Survivorshipbanks peer may bias: have been that some Note: ofresults. annualized averagequarterly Global. Financial/S&P Calculated the using SNL Source: Annualized NCOs / Nonaccrual Loans Credit Quality: Loan LossSeverity BOKF 7% peers loansgenerallyhave substantialZions’ collateral conservativeunderwriting.and Relative to ZION 12% FHN 13% Year Five (2014 ASB 17% problemsariseZionswhen , MTB 17% CMA 19% IBKC 20% - HWC 21% Average2018) WTFC 27% SNV 32% KEY 35% HBAN 38% RF 40% STI 53% FITB 73% BBT 79% Annualized NCOs / Nonaccrual Loans BOKF 26% generallyexperiences severelesslosses. loan ASB 27% Fifteen Year(2004 MTB 32% IBKC 32% ZION 35% CMA 38% WTFC 42% FHN 48% - RF 52% Average2018) SNV 56% STI 59% KEY 63% HWC 69% HBAN 75% BBT 81% FITB 86% IBKC 3.44% Risk Adjusted Net Interest Margin WTFC 3.32% Five Year Five (2014 SNV 3.22% MTB 3.22% ZION 3.21% HWC 3.16% BBT 3.04% HBAN 3.00% - 2018) Average2018) RF 2.93% FHN 2.90% CMA 2.80% KEY 2.71% STI 2.71% ASB 2.68% FITB 2.66% BOKF 2.66% 11

Credit Quality Trend Zions has reached the best quartile for NPAs and ranks the best of peers for NCOs NPAs+90 DPD / NCOs/Loans Loans + OREO (Trailing 12-month Average) Oil and gas recession 1.70% 1.70% 1.50% 1.50% 1.30% 1.30% 1.10% 1.10% 0.90% 0.90% 0.70% 0.70% Bump in charge offs related to 0.50% oil and gas recession 0.50% 0.30% 0.30% 0.10% 0.10% -0.10% -0.10% 2Q16 4Q14 2Q15 4Q15 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 2Q15 4Q17 4Q14 4Q15 2Q16 4Q16 2Q17 2Q18 4Q18 2Q19 ZION Peer Top Quartile Peer Bottom Quartile ZION Peer Top Quartile Peer Bottom Quartile Source: SNL Financial/S&P Global, data as of 2Q19. NPAs + 90 DPD = nonperforming assets (nonaccrual loans 12 plus other real estate owned) plus loans 90 days past due and still accruing interest.

Our Digital Strategic Objectives Build on our Strength as a Business Banking Leader Reinforcing the value proposition to our customers, with particular focus on deposit products Revamp the “front door” digital customer experience for: 1 ▪ Treasury management ▪ Small business ▪ Residential mortgage ▪ Retail, small business, online and mobile Make the new account on-boarding process faster for our 2 customers, particularly for businesses Enhance relationship manager mobile enablement with 3 enhanced access to customer 360 degree view and all tools Continue core and enabling technology investments to 4 support the faster and more agile delivery of customer value 13

Tech Initiatives On the Horizon: Digital and Simplification Investments

Investments seek to improve the customer experience while simplifying our processes

COMMERCIAL | SMALL BUSINESS | AFFLUENT | CONSUMER

CLIENT EXPERIENCE & ENGAGEMENT

✓ Treasury Internet Banking 2.0 *2018-2019*
$10B demand deposits
$100MM fee income

Digital Business Loan Application *2019*
$2B loan balances
4,000 applications

✓ Digital Mortgage Loan Application *2019*
$2.5B funding
10,000 applications

Online and Mobile Banking Replacement *2020*
$35B deposits
~750,000 accounts

Small Business and Consumer Digital Account Opening *2016-2020*

Deposit Product Simplification *2016-2020*
1.5 million accounts

Public Website Relaunch *2018-2019*
3 million visits per month

FUTURECORE & ENABLING TECHNOLOGIES

Relationship Manager Mobile Enablement *2017-2020*

Automation Center of Excellence

✓ FutureCore Release 1 & 2 *2017-2019*
Consumer, C&I, and commercial real estate lending core system replacement

FutureCore Release 3 *2022*
Deposits

14

ZIONS BANCORPORATION

FutureCore

Replacing our core loan and deposit systems with one new modern core platform

Loans
(Phase 1 and 2)

COMPLETE!

- All consumer, commercial and commercial real estate loans that were within the scope of the project are on one core platform
- Uses a single sign-on for nearly all loan information
- Provides employees with intuitive Windows-based navigation
- Allows front office and occasional users to easily research basic loan information
- Automates a substantial number of processes that were previously done manually on spreadsheets
- Allows for real-time processing
- Provides Zions with a modern architecture that will enable faster adoption of future technology advancements
- Utilizes knowledge-based prompt technology that assists colleagues in interpreting the data entry or inquiry process
- Promotes standardized and more consistent data

Deposits
(Phase 3)

- FutureCore Phase 3 is currently underway with a planned rollout by 2022
- Applies all of the loan system benefits to the deposits
- FutureCore Phase 3 will also replace the teller and branch platform
- Will complete installation of the Customer Data Information hub; stores all customer-specific information to feed FutureCore and 25+ internal systems

15

ZIONS BANCORPORATION

Deliver a “Simple, Easy, Fast, Safe" Experience for Customers and Employees Simplify, Strengthen, Improve Simplify the business Strengthen management model and structure information capabilities and ▪ Elimination of holding company usage ▪ Charter consolidation Simple Easy ▪ Data governance ▪ Enterprise retail banking, ▪ Business intelligence mortgage, international, ▪ General ledger project foreign exchange, wealth ▪ FutureCore management Safe Fast ▪ Credit LEAD ▪ Greater visibility for our 17 product groups ▪ Enterprise loan operations and Simple, Easy, Fast middle office ▪ Town Hall Meetings and Listening Sessions: CEO and President Improve the banking experience ▪ “SWAT” Sessions ▪ Credit process simplification ▪ Direct employee feedback ▪ Employee ambassador banking benefits ▪ Employee Survey ▪ Mortgage ▪ Retail Loan Center ▪ Business Banking Loan Center ▪ Deposit product simplification ▪ Customer Care Center 16

Results of Simple, Easy, Fast, Safe Initiative – Growth Metrics

Strong performance and momentum across all key financial metrics

Indexed Net Revenue


150
140
130
120
110
100
90
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

Indexed Noninterest Expense


ZION
Peer Top Quartile
Peer Bottom Quartile
150
140
130
120
110
100
90
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

Indexed Adjusted Pre-Provision Net Revenue


230
210
190
170
150
130
110
90
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

Indexed Adjusted Pre-Provision Net Revenue less NCOs Per Share


250
230
210
190
170
150
130
110
90
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

Indexed EPS Growth


310
290
270
250
230
210
190
170
150
130
110
90
70
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted in 3Q18, 2Q18, 1Q18 and 2Q17 to exclude interest income from loan recoveries which were greater than $1 million, a $4 million adjustment in 3Q18 for FDIC true-up and a charitable foundation contribution of $12 million in 4Q17. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

17

ZIONS BANCORPORATION

Results of Simple, Easy, Fast, Safe Initiative – Profitability Metrics

Strong performance and momentum across all key financial metrics



Efficiency Ratio
%
80
75
70
65
60
55
50
1H14
2H14
1H15
2H15
1H16
2H16
1H17
2H17
1H18
2H18
1H19
ZION
Peer Top Quartile
Peer Bottom Quartile



Return on Assets
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1H14
2H14
1H15
2H15
1H16
2H16
1H17
2H17
1H18
2H18
1H19
ZION
Peer Top Quartile
Peer Bottom Quartile

Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted in 3Q18, 2Q18, 1Q18 and 2Q17 to exclude interest income from loan recoveries which were greater than $1 million, a $4 million adjustment in 3Q18 for FDIC true-up and a charitable foundation contribution of $12 million in 4Q17. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

18

ZIONS BANCORPORATION

Key Objectives Growth through simplification and focus ▪ Demonstrate long-term positive operating leverage: ▪ Achieve broad based loan and fee income growth through small business, middle market and capital markets ▪ Manage noninterest expense growth linked to revenue growth and technology projects ▪ Further strengthen the Return on Capital ▪ Demonstrate peer group leading stability in overall financial performance ▪ Implement technology upgrade and digital strategies ▪ Increase automation and simplification ▪ Maintain a strong yet safe Return of Capital ▪ Maintain top quartile credit risk profile and superior risk management posture that supports strong returns of capital ▪ Execute on our Community Bank Model – doing “We want to ensure that our branches are business on a “Local” basis staffed with real bankers, with much longer- ▪ Invest in our people and branches than-average tenure, who can solve problems and build and maintain the kinds of ▪ Studies consistently show that small businesses relationships customers value.” continue to rank a conveniently located branch and -Chairman Harris H. Simmons, 2018 Year In Review access to an account officer as the top two features for which they look when considering a bank 19

Next 12-Month Financial Outlook (2Q20E vs. 2Q19A) Outlook Comments Loan Balances Moderately • Efforts to reduce payoffs have been and are expected to be Increasing incrementally beneficial to loan growth rates Slightly • Continued modest net interest margin pressure Net Interest Income • Assumes rate cuts generally consistent with the forward curve Decreasing • Assumes moderately declining securities portfolio balances • Expect loan loss provisions to be modest Loan Loss Provision Modest • Assumes generally stable (benign) credit environment Customer-Related Slightly • Customer-related fees excludes securities gains, dividends Fees Increasing Adjusted Stable to Slightly • Actively manage noninterest expense to reflect revenue growth Noninterest Expense Decreasing • The effective tax rate is expected to be approximately 23%, including Stable Tax Rate the effects of stock-based compensation(1) (1) ASU 2016-09 went into effect January 1, 2017 and now requires the difference between income tax 20 accounting and U.S. GAAP accounting for stock compensation to be recognized in the income statement instead of as a direct adjustment to equity.

Appendix ▪ Company Abbreviation Key ▪ 2Q19 Financial Results ▪ Financial Summary ▪ Deposit Profile ▪ Deposit Growth Versus Cost ▪ Loan Growth by Affiliate and Category ▪ Net Interest Income Drivers: Yields and Costs ▪ Interest Rate Sensitivity and Historical Deposit Beta ▪ Middle Market and Small Business Research Feedback ▪ Leveraged Lending ▪ GAAP to Non-GAAP Reconciliation 21

Company Abbreviation (Ticker Symbol) Key ASB: Associated Banc-Corp HWC: Hancock Whitney Corp BAC: Bank of America IBKC: Iberiabank Corp BBT: BB&T Corporation JPM: JPMorgan Chase & Co. BOKF: BOK Financial Corporation KEY: KeyCorp C: Citigroup, Inc. MTB: M&T Bank Corporation CFG: Citizens Financial Group, Inc. PBCT: People’s United Financial, Inc. CMA: Comerica Incorporated PNC: PNC Financial Services Group EWBC: East West Bancorp, Inc. RF: Regions Financial Corporation FHN: First Horizon National Corporation SNV: Synovus Financial Corp. FITB: Fifth Third Bancorp STI: SunTrust Banks, Inc. FNB: FNB Corp UB: Union Bank FRC: First Republic Bank USB: US Bank HBAN: Huntington Bancshares Incorporated WFC: Wells Fargo & Co. WTFC: Wintrust Financial Corp. ZION: Zions Bancorporation, N.A. GREEN TEXT: Included in Zions’ 2019 peer group as listed in BLUE TEXT: Not included in Zions’ 2019 peer group as listed in the annual proxy statement; this group is used by Zions’ the annual proxy statement, but may be particularly relevant board in determining management compensation to the topic discussed within these slides 22

Financial Results Summary

Solid and improving fundamental performance

(Dollar amounts in millions, except per share data)	Three Months Ended June 30, 2019	March 31, 2019	December 31, 2018
Earnings Results:			
Diluted Earnings Per Share	$ 0.99	$ 1.04	$ 1.08
Net Earnings Applicable to Common Shareholders	189	205	217
Net Interest Income	569	576	576
Noninterest Income	132	132	140
Noninterest Expense	424	430	420
Pre-Provision Net Revenue (1)	294	285	305
Provision for Credit Losses	21	4	6
Ratios:			
Return on Assets(2)	1.14 %	1.26 %	1.34 %
Return on Common Equity(3)	10.8 %	11.9 %	12.4 %
Return on Tangible Common Equity(3)	12.7 %	13.9 %	14.5 %
Net Interest Margin	3.54 %	3.68 %	3.67 %
Yield on Loans	4.85 %	4.93 %	4.79 %
Yield on Securities	2.51 %	2.57 %	2.46 %
Average Cost of Total Deposits(4)	0.49 %	0.43 %	0.35 %
Efficiency Ratio (1)	59.0 %	60.2 %	57.8 %
Effective Tax Rate	22.7 %	22.3 %	22.1 %
Ratio of Nonperforming Assets to Loans, Leases and OREO	0.52 %	0.50 %	0.55 %
Annualized Ratio of Net Loan and Lease Charge-offs to Average Loans	0.12 %	- %	(0.07) %
Common Equity Tier 1 Capital Ratio	10.8 %	11.3 %	11.7 %

(1) Adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs. See Appendix for GAAP to non-GAAP reconciliation tables.
(2) Net Income before Preferred Dividends or redemption costs used in the numerator
(3) Net Income Applicable to Common used in the numerator
(4) Includes noninterest-bearing deposits

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ZIONS BANCORPORATION

Deposit Profile: “Some of our greatest assets are our very small liabilities” Strong loan-to-deposit ratio, high concentration of granular retail and small business deposits. Noninterest bearing deposit concentration is consistently stronger than most peers; 2/3 of such deposits are tied to award-winning treasury management services. Loans/Deposits 100% Noninterest-Bearing Deposits / Total Deposits 90% Percent 3.5 50% 80% 70% 3.0 40% 60% 2.5 50% RF STI KEY FRC 30% BBT ASB CFG FNB SNV FHN FITB IBKC MTB CMA ZION HWC PBCT 2.0 BOKF WTFC HBAN EWBC Deposit Composition(1) 40% 1.5 35% 20% 30% 25% 1.0 20% 10% 15% 0.5 10% 5% 0% 0.0 0% 2012 2013 2007 2008 2009 2010 2011 2014 2015 2016 2017 2018 1Q19 2Q19 Corporate Consumer Estate Commercial ZION Peer Top Quartile Small Business CommericalReal Peer Bottom Quartile Fed Funds Rate (LHS) BrokeredDeposits Source: SNL Financial/S&P Global, data as of 2Q19. 24 1) Defined by businesses gross annual revenues (GAR): Micro Businesses: < $1 million; Business Banking: $1-9.9 million; Commercial: $10- 99.9 million; Corporate: $100 million+

Deposit Growth Versus Cost (3Q15-2Q19) Zions has achieved healthy deposit growth while keeping deposit costs in check 90 ▪ Deposit growth is unsurprisingly FHN correlated to deposit pricing EWBC 80 Growth achieved with a higher CFG ▪ Zions’ deposit growth rate: In interest cost line with the median 70 FNB KEY 2Q19 HWC - SNV ▪ Zions’ deposit cost increase: Best FITB PBCT 60 HBAN decile STI 50 BBT CMA Growth achieved RF with a lower interest 40 MTB cost (in basis points) 3Q15 points) basis (in ZION 30 Total Cost of Deposit Increase Deposit of Cost Total Denotes peer median 20 -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Average Total Deposit Growth 3Q15-2Q19 Source: SNL Financial/S&P Global, data as of 2Q19; data adjusted for merger activity to more accurately reflect “organic” 25 growth rates (i.e. growth unaided by merger activity). IBKC and WTFC removed from peer set due to various target banks acquired where financial information could not be used to adjust growth rates. R(2) =0.5 (excludes outlier FRC)

Loan Growth by Bank Brand and Loan Type

Year-over-year moderate loan growth of 7%; Linked quarter growth of 2%

Year over Year Loan Growth (2Q19 vs. 2Q18)

(in millions)	Zions Bank	Amegy	CB&T	NBAZ	NSB	Vectra	CBW	Other	Total
C&I (ex-Oil & Gas)	254	(115)	308	(30)	54	1	(8)	-	464
Owner occupied (ex-NRE)	140	131	63	92	44	(10)	26	-	486
Energy (Oil & Gas)	(46)	303	-	3	-	5	(1)	-	264
Municipal	121	95	100	6	100	70	118	61	671
CRE C&D	114	52	28	1	81	119	11	-	406
CRE Term (ex-NRE)	55	130	315	102	(6)	(19)	(41)	-	536
National Real Estate (NRE)	(112)	-	-	-	-	-	-	-	(112)
1-4 Family	117	370	7	19	(1)	43	13	11	579
Home Equity	(3)	37	36	(1)	22	10	3	-	104
Other	7	(21)	13	-	(10)	(2)	-	2	(11)
Total net loans	**647**	**982**	**870**	**192**	**284**	**217**	**121**	**74**	**3,387**

Linked Quarter Loan Growth (2Q19 vs. 1Q19)

(in millions)	Zions Bank	Amegy	CB&T	NBAZ	NSB	Vectra	CBW	Other	Total
C&I (ex-Oil & Gas)	180	(74)	49	(97)	7	27	(1)	2	93
Owner occupied (ex-NRE)	(6)	35	(25)	18	31	(8)	12	-	57
Energy (Oil & Gas)	(3)	57	-	5	-	(2)	-	-	57
Municipal	50	24	29	(4)	82	5	78	21	285
CRE C&D	43	82	46	39	19	34	3	-	266
CRE Term (ex-NRE)	(38)	(9)	90	27	(13)	(12)	-	-	45
National Real Estate (NRE)	2	-	-	-	-	-	-	-	2
1-4 Family	19	101	2	7	12	7	4	(6)	146
Home Equity	18	13	10	-	2	6	(4)	-	45
Other	25	(9)	-	(7)	1	(1)	4	2	15
Total net loans	**290**	**220**	**201**	**(12)**	**141**	**56**	**96**	**19**	**1,011**

Note: National Real Estate (NRE) is a division of Zions Bank with a focus on small business loans with low LTV ratios, which generally are in line with SBA 504 program parameters. "Other" loans includes municipal and other consumer loan categories. Totals shown above may not foot due to rounding.

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ZIONS BANCORPORATION

Net Interest Income Drivers: Yields and Costs NIM compression reflects the effect of the lower rate environment Net Interest Margin (NIM) Relative to the prior quarter, the net 5.0% interest margin was down 14 bps to Loan Yield 3.54% ▪ ~6 bps related to lower loan yields 4.0% 3.63% 3.67% 3.68% ▪ 3.56% 3.54% ~4 bps related to higher cost of deposits Net Interest Margin ▪ ~4 bps related to funding mix 3.0% Cash and Securities Yield 2.0% 1.0% Cost of Funds 0.0% 2Q18 3Q18 4Q18 1Q19 2Q19 27

Interest Rate Sensitivity

Zions is actively managing balance sheet sensitivity

Net Interest Income Sensitivity

Modeled Annual Change in a Interest Rate Environment[1]	+200 bps	-200 bps
Δ in Net Int. Inc.	6%	-8%
Assumed Beta of Total Deposits	31%	21%

Short Term Resets or Maturities *(loans only)*	Percent of Loans	Hedges (swaps, floors)	Net Percentage of Portfolio
Prime and 1M Libor	47%	-3.4%	44%
2-3M Libor	4%	--	4%
4-12M Libor	4%	--	4%
Other Lns <12 months	7%	0.3%	7%
Longer-term Resets or Maturities			
1-5 years	26%	2.2%	28%
5+ years	13%	--	13%

Zions has been actively reducing interest rate sensitivity:

- $3.5 billion of interest rate floors as of 2Q19
- $1.7 billion of interest rate swaps as of 2Q19

Zions may add additional floors and swaps to hedge interest rate risk in preparation for further declines in benchmark interest rates

Historical Deposit Betas	2Q19 vs 2Q18	2Q19 vs 3Q15
Interest Bearing Deposit Beta	65%	30%
Total Deposit Beta	39%	17%
Total Funding Beta	50%	22%

(1) This 12-month simulated impact using a **static-sized balance sheet** and a **parallel shift** in the yield curve, does not contemplate changes in fee income that is amortized in interest income (e.g. premiums, discounts, origination points and costs) and is based on statistical analysis relating pricing and deposit migration to benchmark rates (e.g. LIBOR, U.S. Treasuries).

Source: Company filings and S&P Global Market Intelligence; Zions and the peer median experienced a cumulative 42% and 45% deposit beta during the 2004-2005 rising interest rate period, respectively; for the first 200 bps the beta for Zions and Peers was 19% and 24%, respectively

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ZIONS BANCORPORATION

Middle Market and Small Business Research Feedback

Zions compares favorably to global competitors (JPMorgan, Bank of America, US Bank, Wells Fargo)

Greenwich Associates Customer Satisfaction Categories	Zions Bancorporation Client Score %	Key Peers* (Average Score %)	Closest Competitor's Score %	Our Rank (2018)
Middle Market (Revenues of $10-$500 million)	% of "Excellent" Customer Citations**			
Overall Satisfaction				
Overall Satisfaction - Customers	56	42	49	1st
Bank You Can Trust	73	56	63	1st
Values Long-Term Relationships	69	56	64	1st
Ease of Doing Business	61	53	60	1st
Digital Product Capabilities	53	46	52	1st
Satisfaction with our Bankers				
Overall Customer Satisfaction with Relationship Managers	69	60	66	1st
Overall Customer Satisfaction with Cash Management Specialist	82	60	62	1st
Overall Satisfaction with Branch	60	53	70	2nd
Credit Process				
Willingness to Extend Credit	71	57	61	1st
Speed in Responding to a Loan Request	65	55	63	1st
Streamlines Loan Documentation	54	49	54	1st
Flexible Terms and Conditions	67	46	53	1st
Small Business (Revenues of $1-$10 million)	% of "Excellent" Customer Citations**			
Overall Satisfaction				
Overall Satisfaction - Customers	57	45	54	1st
Bank You Can Trust	78	59	80	2nd
Values Long Term Relationships	67	56	71	2nd
Ease of Doing Business	69	56	68	1st
Digital Product Capabilities	58	54	67	2nd
Satisfaction with our Bankers				
Overall Customer Satisfaction with Relationship Managers	71	61	72	2nd
Overall Customer Satisfaction with Cash Management Specialist	84	70	80	1st
Overall Satisfaction with Branch	70	55	71	2nd
Credit Process				
Willingness to Extend Credit	65	55	65	1st
Speed in Responding to a Loan Request	60	48	53	1st
Streamlines Loan Documentation	60	47	57	1st
Flexible Terms and Conditions	66	45	53	1st

Source: 2018 Greenwich Associates Market Tracking Program Nationwide
*Key Peers: JPMorgan, Bank of America Merrill Lynch, US Bank, Wells Fargo
** Excellent Citations are a "5" on a 5 point scale from "5" excellent to "1" poor

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ZIONS BANCORPORATION

Leveraged Lending Significantly lower concentration than regional banks surveyed by Moody’s Leveraged Lending Exposure In the Moody’s 2018 Regional Bank Survey, (1) Zions’ As a percent of Moody’s Definition of Tangible Common Equity As of June 30, 2018 leveraged lending balances were $0.7 billion 19% ▪ At June 30, 2018, Zions’ exposure was 12% of tangible common equity (2) ▪ The average and median exposure of the 15% 38 regional banks in Moody’s study was 19% and 15% of tangible common equity,(2) 12% respectively ▪ Leveraged loans were defined by Moody’s using the FDIC definition but using a cutoff of >4.0x Total Debt/EBITDA ZION Median Regional Average Regional Banks Banks (1) Moody’s definition of tangible common equity includes partial credit for non-common equity (hybrid) instruments: https://www.moodys.com/researchdocumentcontentpage.aspx?docid=PBC_1125264; Moody’s report on regional banks and leverage lending exposure: https://www.moodys.com/researchdocumentcontentpage.aspx?docid=PBC_1146377 30

GAAP to Non-GAAP Reconciliation (Amounts in millions) 2Q19 1Q19 4Q18 3Q18 2Q18 Efficiency Ratio Noninterest expense (GAAP) (1) (a) $ 424 $ 430 $ 420 $ 420 $ 421 Adjustments: Severance costs 1 - 2 2 1 Other real estate expense - (1) - 1 - Debt extinguishment cost - - - - - Amortization of core deposit and other intangibles - - - - - Restructuring costs - - - 1 - Total adjustments (b) 1 (1) 2 4 1 Adjusted noninterest expense (non-GAAP) (a) - (b) = (c) 423 431 418 416 420 Net Interest Income (GAAP) (d) 569 576 576 565 548 Fully taxable-equivalent adjustments (e) 7 6 6 5 5 Taxable-equivalent net interest income (non-GAAP) (d) + (e) = (f) 576 582 582 570 553 Noninterest income (GAAP) (1) (g) 132 132 140 136 138 Combined income (f) + (g) = (h) 708 714 722 706 691 Adjustments: Fair value and nonhedge derivative income (loss) (6) (3) (3) - - Equity securities gains (losses), net (3) 1 2 (1) 1 Total adjustments (i) (9) (2) (1) (1) 1 Adjusted taxable-equivalent revenue (non-GAAP) (h) - (i) = (j) 717 716 723 707 690 Pre-provision net revenue (PPNR), as reported (h) – (a) $ 284 $ 284 $ 302 $ 286 $ 270 Adjusted pre-provision net revenue (PPNR) (j) - (c) $ 294 $ 285 $ 305 $ 291 $ 270 Efficiency Ratio (1) (c) / (j) 59.0% 60.2% 57.8% 58.8% 60.9% 31

GAAP to Non-GAAP Reconciliation

$ In millions except per share amounts		2Q19	1Q19	4Q18	3Q18	2Q18
Pre-Provision Net Revenue (PPNR)						
(a)	**Total noninterest expense** [1]	$424	$430	$420	$420	$421
	LESS adjustments:					
	Severance costs	1	-	2	2	1
	Other real estate expense	-	(1)	-	1	-
	Debt extinguishment cost	-	-	-	-	-
	Amortization of core deposit and other intangibles	-	-	-	-	-
	Restructuring costs	-	-	-	1	-
(b)	*Total adjustments*	*1*	*(1)*	*2*	*4*	*1*
(a-b)=(c)	**Adjusted noninterest expense**	**$423**	**$431**	**$418**	**$416**	**$420**
(d)	Net interest income	569	576	576	565	548
(e)	Fully taxable-equivalent adjustments	7	6	6	5	5
(d+e)=(f)	Taxable-equivalent net interest income (TENII)	576	582	582	570	553
(g)	Noninterest Income	132	132	140	136	138
(f+g)=(h)	**Combined Income**	**$708**	**$714**	**$722**	**$706**	**$691**
	LESS adjustments:					
	Fair value and nonhedge derivative income (loss)	(6)	(3)	(3)	-	-
	Securities gains (losses), net	(3)	1	2	(1)	1
(i)	*Total adjustments*	*(9)*	*(2)*	*(1)*	*(1)*	*1*
(h-i)=(j)	**Adjusted revenue**	**$717**	**$716**	**$723**	**$707**	**$690**
(j-c)	**Adjusted pre-provision net revenue (PPNR)**	**$294**	**$285**	**$305**	**$291**	**$270**
Net Earnings Applicable to Common Shareholders (NEAC)						
(k)	Net earnings applicable to common	189	205	217	215	187
(l)	Diluted Shares	189,089	195,241	199,048	205,765	209,247
	GAAP Diluted EPS	0.99	1.04	1.08	1.04	0.89
	PLUS Adjustments:					
	Adjustments to noninterest expense	1	(1)	2	4	1
	Adjustments to revenue	(9)	(2)	(1)	(1)	1
	Tax effect for adjustments (25% for 2019, 38% prior periods)	(2)	(1)	-	1	
	Preferred stock redemption	-	-	-	-	-
(m)	Total adjustments	(10)	(4)	1	4	2
(k+m)=(n)	**Adjusted net earnings applicable to common (NEAC)**	**179**	**201**	**218**	**219**	**189**
(n)/(l)	Adjusted EPS	0.95	1.03	1.10	1.06	0.90
(o)	Average assets	69,855	68,584	67,025	66,374	66,505
(p)	Average tangible common equity	5,974	5,991	5,923	6,009	6,057
Profitability						
(n)/(o)	Adjusted Return on Assets *(Annualized)*	1.03%	1.19%	1.29%	1.31%	1.14%
(n)/(p)	Adjusted Return on Tangible Common Equity *(Annualized)*	12.0%	13.6%	14.6%	14.5%	12.5%
(c)/(j)	Efficiency Ratio	59.0%	60.2%	57.8%	58.8%	60.9%

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ZIONS BANCORPORATION